                                                                 EXHIBIT 10.26


          WAIVER AND CONSENT, dated as of April 27, 2000 (this "Waiver"), to the Credit Agreement, dated as of November 13, 1997 (as amended by the First Amendment, dated as of April 21, 1998, the Second Amendment, dated as of December 17, 1998, the Third Amendment, dated as of August 23, 1999 and the Fourth Amendment, dated as of February 11, 2000 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ASI SOLUTIONS INCORPORATED, a Delaware corporation ("ASI"), MCLAGAN PARTNERS, INC. ("McLagan Partners", together with ASI, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H :
                              ---------------------



          WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Lenders waive certain terms in the Credit Agreement and in the manner provided for herein; and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested waivers;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

          2. Waiver of Subsection 7.1(c). The Lenders hereby waive compliance with the covenant in Subsection 7.1(c) for the period ending March 31, 2000; provided that the ratio of Total Liabilities of ASI to Consolidated Net Worth of ASI for such period is not greater than 1.28 to 1.00.

          3. Consent under Section 2(b)(ii) of the Intercreditor Agreement and Subsection 7.10 of the Credit Agreement. The Lenders hereby consent and agree that the Subordinated Note payment of $1,666,667 scheduled for April 30, 2000 shall be permitted under Section 2(b)(ii) of the Intercreditor Agreement and subsection 7.10 of the Credit Agreement, provided that:

          (a) no Default or Event of Default shall have occurred after the Effective Date (including, without limitation, any Event of Default in respect of subsection 7.1 of the Credit Agreement) and
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                                                                               2


          (b) the Borrower shall have delivered, on or prior to April 25, 2000, the draft financial statements, which shall be substantially complete, required to be delivered pursuant to subsection 6.1(b) of the Credit Agreement in respect of the quarterly period ending March 31, 2000.

          4. Representations and Warranties. On and as of the date hereof, the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          5. Effectiveness. This Waiver shall become effective as of the date first written above upon receipt by the Administrative Agent of counterparts of this Waiver duly executed by the Borrowers and the Required Lenders.

          6. Continuing Effect; No Other Amendments or Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

          7. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          8. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          9. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               3


          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                   ASI SOLUTIONS INCORPORATED



                                   By:  /s/ Michael Mele
                                      -------------------------------
                                      Title:  Senior Vice President & Chief
                                              Financial Officer



                                   McLAGAN PARTNERS, INC.



                                   By:  /s/ Michael Mele
                                      -------------------------------
                                      Title:  Treasurer



                                   THE CHASE MANHATTAN BANK,

                                     as Administrative Agent and as a Lender



                                   By:  /s/ Stephen Zajac
                                      -------------------------------
                                      Title:  Vice President


                                   EUROPEAN AMERICAN BANK, as a Lender



                                   By:  /s/ Kristen Burke
                                      -------------------------------
                                      Title:  Vice President

Consented To:

C3 SOLUTIONS INCORPORATED

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer

ASSESSMENT SOLUTIONS INCORPORATED

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer

PROUDFOOT REPORTS INCORPORATED

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer

T3 SOLUTIONS INCORPORATED

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer

MCLAGAN PARTNERS INTERNATIONAL, INC.

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer

MCLAGAN PARTNERS ASIA, INC.

By: /s/ Michael Mele
    ----------------------------
    Title: Treasurer